UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2024

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On March 20, 2024, Rennova Health, Inc. (the “Company”) and certain institutional holders agreed that, with respect to Series B Warrants (originally issued on March 21, 2017), to acquire 101,350,000,000 shares of common stock, the termination date of such warrants would be extended from March 21, 2024 to December 31, 2025; provided, that (subject to the Company then having an effective registration statement covering the applicable number of shares), if Series B Warrants to acquire the following number of shares of common stock are not exercised in the respective periods below (each, an “Exercise Condition”), the termination date of all of the Series B Warrants shall instead be the date the first such Exercise Condition is not satisfied:

From March 21, 2024 to April 15, 2024	1,350,000,000 shares
From April 16, 2024 to August 30, 2024	2,500,000,000 shares
From August 31, 2024 to December 27, 2024	4,000,000,000 shares
From December 28, 2024 to April 24, 2025	4,000,000,000 shares
From April 25, 2025 to August 29, 2025	4,000,000,000 shares

Such share numbers are subject to adjustment in the case of stock splits, combinations, dividends, reclassifications, recapitalizations or other similar events.  No cashless exercise of Series B Warrants shall count toward the satisfaction of an Exercise Condition. Other than the Series B Warrants to acquire 101,350,000,000 shares of common stock extended pursuant to the terms of this agreement, warrants to acquire the following number of shares of common stock held by the institutional holders expired on March 21, 2024 pursuant to their terms:  Series A Warrants (189,968,328,333 shares); Series B Warrants (23,852,257,133 shares); and Series C Warrants (189,968,321,178 shares).  The Company issued a press release on March 26, 2024 announcing the above warrant extension and expirations, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated March 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2024	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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